                                                             EXHIBIT 23(H)(I)(C)

                                AMENDED EXHIBIT A

     THIS EXHIBIT A, amended and restated as of September 22, 2006, is Exhibit A to that certain Transfer Agency Service Sharess Agreement dated as of November 1, 1999 between PFPC Inc. and WT Mutual Fund.

Wilmington Short/Intermediate-Term Bond Fund        Institutional Shares
                                                    A Shares

Wilmington Broad Market Bond Fund                   Institutional Shares
                                                    A Shares

Wilmington Municipal Bond Fund                      Institutional Shares
                                                    A Shares

Wilmington Large-Cap Core Fund                      Institutional Shares
                                                    A Shares

Wilmington Large-Cap Value Fund                     Institutional Shares
                                                    A Shares

Wilmington Small-Cap Core Fund                      Institutional Shares
                                                    A Shares

Wilmington Multi-Manager Real Asset Fund            Institutional Shares
                                                    A Shares

Wilmington Multi-Manager International Fund         Institutional Shares
                                                    A Shares

Wilmington Multi-Manager Large-Cap Fund             Institutional Shares
                                                    A Shares
                                                    Service Shares

Wilmington Multi-Manager Mid-Cap Fund               Institutional Shares
                                                    A Shares
                                                    Service Shares

Wilmington Multi-Manager Small-Cap Fund             Institutional Shares
                                                    A Shares
                                                    Service Shares

Wilmington Large-Cap Growth Fund                    Institutional Shares
                                                    A Shares

Roxbury Mid-Cap Fund                                Institutional Shares
                                                    Investor

Roxbury Small-Cap Growth Fund                       Institutional Shares
                                                    Investor

Wilmington Prime Money Market Fund                  Institutional Shares
                                                    Service Shares
                                                    Class W Shares

Wilmington U.S. Government Money Market Fund        Institutional Shares
                                                    Service Shares
                                                    Class W Shares

Wilmington Tax - Exempt Money Market Fund           Institutional Shares
                                                    Class W Shares

Wilmington Aggressive Asset Allocation Fund         Institutional Shares
                                                    A Shares

Wilmington Moderate Asset Allocation Fund           Institutional Shares
                                                    A Shares

Wilmington Conservative Asset Allocation Fund       Institutional Shares
                                                    A Shares

Wilmington Small-Cap Growth Fund                    Institutional Shares
                                                    A Shares

Wilmington Mid-Cap Core Fund                        Institutional Shares
                                                    A Shares

Wilmington Small-Cap Value Fund                     Institutional Shares
                                                    A Shares

Wilmington ETF Allocation Fund                      Institutional Shares
                                                    A Shares

Wilmington Tax-Managed Cap-Free Fund                Institutional Shares
                                                    A Shares